united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 2/28

Date of reporting period: 2/28/19

Item 1. Reports to Stockholders.

WOA All Asset I

Class I shares: WOAIX

Annual Report

February 28, 2019

1-855-754-7935

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.wateroak.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders:

The WOA All Asset I (WOAIX) Fund “the Fund”, is a global dynamic asset allocation strategy managed by WaterOak Advisors (WOA). The Fund is utilized exclusively for private clients of WOA. The strategy makes tactical investment decisions among four broad asset classes (global equities, global fixed income, commodities and currencies/cash). As well, the strategy makes tactical decisions among specific countries and regions within the global equity and global fixed income buckets, implemented with liquid and low cost exchange traded funds (ETF’s). The strategy is based on a quantitative model that incorporates three broad measures; liquidity, value and momentum. Additionally, the strategy is unconstrained and has the potential to add value in a variety of different market environments.

WOA believes that the WOA All Asset Fund is a distinct strategy that is most efficiently delivered to our private clients via a pooled vehicle such as WOAIX. It would potentially be cost prohibitive to try to deliver a tactical allocation strategy of this kind within each and every one of our client accounts. It is the opinion of WOA that the firm’s core managed portfolios consisting of stocks, bonds and alternatives are significantly enhanced by the tactical overlay the Fund provides, affording a client the potential to hold more risk assets during a rising market and less during a declining market.

Operationally, WOAIX represents a portion of virtually every managed portfolio in WOA’s wealth management practice, with varying percentages in each portfolio based on the respective risk level of each individual client. WOAIX was designed for WOA’s private clients and any outside advisors/investors must be approved to use the Fund. Institutional third party research, coupled with WOA’s in house investment expertise, has afforded our clients the ability to have access to a form of active management that they would otherwise be unable to access, with efficient implementation via the pooled WOAIX vehicle. Due to the fact that we waive our wealth advisory fee in clients’ accounts on any assets allocated to the Fund, the structure allows our clients to receive active management with very attractive all in fees. WOAIX was made available to clients of WOA via custodians TD Ameritrade, Fidelity Investments and Charles Schwab.

	Pre-Strategy	Post-Strategy		Since
	Change	Change		Inception**
	04/24/12 –	09/01/13 –	03/01/18 –	4/24/12 –
	08/31/13	02/28/19	02/28/19	2/28/19
WOAIX	1.18%	5.34%	2.30%	4.51%
CPI + 3%*	3.49%
MSCI World (ACWI)*		8.17%	-0.84%	8.88%

*	Note: The benchmark changed on 09/01/13 (date of strategy change) to the MSCI ACWI NR. Benchmark for prior strategy was CPI + 3%.

**	From inception of the Fund in April 24, 2012 to August 31, 2013, WOAIX employed a long-only strategy that involved risk budgeting or risk parity. The benchmark was CPI+3% during this time frame. Effective September 2013, WOAIX transitioned to the new strategy, which is a global tactical allocation strategy. The benchmark changed to MSCI ACWI as a result. The “Since Inception” performance information, consolidating the prior strategy and current strategy, is required to be shown. That said, the ACWI (World Stocks) is not reflective of any performance periods prior to 08/31/13 and therefore the all in figure is not reflective of an accurate benchmark since inception.

Since September of 2013, the Fund’s primary benchmark has been the MSCI All Country World Stock Index (ACWI). Broadly speaking, the ACWI index consists of approximately half U.S. stocks and half international stocks. The main drawback of the MSCI ACWI Index as a benchmark is the lack of exposure to fixed income. The Fund has maintained a strategic exposure to fixed income since the change of the strategy in 2013. Because of this, WOAIX has lagged in performance when global equities have rallied. Since the change in the strategy, WOAIX has maintained an average allocation of 29% to fixed income. In 2018, WOA was approved to update the Fund’s primary benchmark to a 60% allocation to the MSCI All Country World Index and a 40% allocation to the Bloomberg Barclays Global Aggregate Bond Index, effective as of March 1st, 2019.

The Fund is a global tactical strategy, with a neutral balanced allocation of 60% global equities, and 40% global fixed income (including cash), and therefore we expect to underperform when global equities rise rapidly in a short term period (as opposed to a full market cycle). The approximate average allocation during the past year per asset class was 52.6% to global equities and 36.9% to global bonds and 10.5% to cash. Within the equity allocation, on average, 31% was allocated to North American equity, 15.6% to international equity, 1.2% to Australasia, and 4.8% to emerging markets. The Fund outperformed its benchmark by 3.1% during the fiscal year. The outperformance can be attributed to the period from September thru December. During this time, the Fund tactically increased its allocation to fixed income and cash, while maintaining an average of 48.5% in global equities while the equity markets pulled back in Q4 2018.

The Fund ranked in the 43th percentile among its tactical peer group in the Morningstar US Tactical Allocation category for the time period of September 2013 to February 2019, out of 196 Funds based on annualized returns. The Fund was ranked in the 11th percentile for the 1-year period ending February 2018 out of 271 Funds. In addition, the Fund also has one of the lowest fees in the category since it is only available to WaterOak’s private wealth clients. The net expense ratio for the Fund is 1.43% compared with the peer group’s average of 1.62%. As stated earlier, WOA waives the traditional investment advisory fee in clients’ accounts on any assets allocated to the Fund. This advisory fee waiver is not accounted for in the Fund’s performance for the Morningstar Category relative ranking or the performance against the all equity global index.

In addition to updating the benchmark, another change to the Fund going forward is that WOA was approved to remove the 12b-1 fee as of March 1st, 2019. WOA believes removal of the 12b-1 fee would be beneficial to existing shareholders of the Fund, prospective clients, and also to WOA because 1.) the net expense ratio would be reduced by 3 basis points, 2.) the Fund would be more in line with its peer group, and 3.) it would alleviate any negative connotations typically associated with 12b-1 fees.

Thank you for being a shareholder of the WOA All Asset Fund.

Sincerely,

WaterOak Advisors

Long only: The purchase of a security such as a stock, commodity, or currency, with the expectation that the asset will appreciate in value.

CPI + 3%: Consumer Price Index + 3%: The CPI is an index that measures changes in the cost of a set of goods and services, typically housing, electricity, food, & transportation. 3% (annualized) is added to the CPI number and the result was used as the benchmark to measure WOAIX against.

MSCI All Country World Stock Index (ACWI): MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 21 Emerging Markets (EM) countries*. With 2,433 constituents, the index covers approximately 85% of the global investable equity opportunity set.

*	from msci.com

Bloomberg Barclays Global Aggregate Bond Index: The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.*

*	from Bloomberg

Risk Budgeting / Risk Parity: The process of identifying, quantifying, & distributing risk throughout a portfolio’s asset classes. Risk parity focuses on the allocation of risk evenly among asset classes, with the goal to realize the same level of returns while taking less risk, or to realize better returns taking on the same level of risk than a traditional asset allocation strategy.

6266-NLD-03/29/2019

WOA All Asset I
PORTFOLIO REVIEW (Unaudited)
February 28, 2019

The Portfolio’s performance figures* for the periods ended February 28, 2019, as compared to its benchmark:

				Annualized
		Annualized	Annualized	Inception** -
	One Year	Three Year	Five Year	February 28, 2019
WOA All Asset I Fund - Class I	2.30%	9.07%	3.54%	4.51%
MSCI All Country World Index Net (USD)	(0.84)%	12.87%	6.28%	8.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.43% for Class I shares per the June 28, 2018 prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-754-7935.

**	Inception date is April 24, 2012.

The MSCI All Country World Index Net (USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indexes comprising 23 developed and 21 emerging market country indexes.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class	% of Net Assets
Debt Funds - ETFs	64.4%
Equity Funds - ETFs	31.3%
Mutual Fund - Debt Fund	4.0%
Money Market Fund	0.4%
Liabilities In Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed listing of the Fund’s holdings.

WOA All Asset I
PORTFOLIO OF INVESTMENTS
February 28, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 95.7%
	DEBT FUNDS - 64.4%
873,937	iShares 1-3 Year Treasury Bond ETF	$73,192,224
300,405	iShares 7-10 Year Treasury Bond ETF	31,275,165
871,146	Vanguard Total International Bond ETF	47,782,358
		152,249,747
	EQUITY FUNDS - 31.3%
20,174	iShares Latin America 40 ETF	686,319
103,493	iShares MSCI Australia ETF	2,202,331
122,404	iShares MSCI Canada ETF	3,408,951
22,171	iShares MSCI Emerging Markets ETF	940,937
46,960	iShares MSCI France ETF	1,378,276
48,285	iShares MSCI Germany ETF	1,318,181
23,670	iShares MSCI Italy ETF	642,642
96,584	iShares MSCI Japan ETF	5,250,306
16,144	iShares MSCI Netherlands ETF	478,508
1,418	iShares MSCI New Zealand ETF	70,106
28,355	iShares MSCI Spain ETF	824,563
21,199	iShares MSCI Sweden ETF	639,362
50,082	iShares MSCI Switzerland ETF	1,731,335
112,483	iShares MSCI United Kingdom ETF	3,663,571
50,204	SPDR S&P Emerging Asia Pacific ETF	4,773,898
125,652	Vanguard S&P 500 ETF	32,175,708
90,348	Vanguard Small-Cap ETF	13,968,704
		74,153,698

	TOTAL EXCHANGE TRADED FUNDS (Cost $210,964,937)	226,403,445

	MUTUAL FUND - 4.0%
	DEBT FUND - 4.0%
289,182	Vanguard Total International Bond Index Fund - Institutional Shares (Cost $9,274,660)	9,511,205

	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
966,975	Fidelity Institutional Money Market Fund - Government Portfolio, to yield 2.06% +	966,975
	(Cost $966,975)

	TOTAL INVESTMENTS - 100.1% (Cost $221,206,572)	$236,881,625
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(186,521)
	NET ASSETS - 100.0%	$236,695,104

+	Money market fund; interest rate reflects seven-day effective yield on February 28, 2019.

See accompanying notes to financial statements.

WOA All Asset 1
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2019

ASSETS
Investment in securities at value (identified cost $221,206,572)	$236,881,625
Receivable for fund shares sold	9,785
Dividends and interest receivable	10,167
Prepaid expenses and other assets	21,676
TOTAL ASSETS	236,923,253

LIABILITIES
Investment advisory fees payable	182,619
Payable for Fund shares repurchased	5,200
Distribution (12b-1) fees payable	5,479
Payable to related parties	7,102
Accrued expenses and other liabilities	27,749
TOTAL LIABILITIES	228,149
NET ASSETS	$236,695,104

Net Assets Consist Of:
Paid in capital	$215,904,643
Accumulated earnings	20,790,461
NET ASSETS	$236,695,104

Net Asset Value Per Share:
Class I Shares:
Net Assets	$236,695,104
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	19,817,111
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.94

See accompanying notes to financial statements.

WOA All Asset 1
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2019

INVESTMENT INCOME
Dividends	$5,834,462
Interest	51,119
TOTAL INVESTMENT INCOME	5,885,581

EXPENSES
Investment advisory fees	2,466,650
Distribution (12b-1) fees:
Class I	74,000
Administrative services fees	147,590
Accounting services fees	41,842
Legal fees	36,073
Custodian fees	26,177
Compliance officer fees	23,818
Transfer agent fees	23,229
Trustees fees and expenses	23,000
Registration fees	20,078
Audit fees	16,303
Printing and postage expenses	11,650
Insurance expense	11,192
Third party administrative servicing fees	8,484
Other expenses	22,735
TOTAL EXPENSES	2,952,821

NET INVESTMENT INCOME	2,932,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	7,273,671
Net change in unrealized depreciation on investments	(5,025,218)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,248,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,181,213

See accompanying notes to financial statements.

WOA All Asset 1
STATEMENTS OF CHANGES IN NET ASSETS

	For The	For The
	Year Ended	Year Ended
	February 28, 2019	February 28, 2018
FROM OPERATIONS
Net investment income	$2,932,760	$1,571,063
Net realized gain from security transactions	7,273,671	5,462,888
Net change in unrealized appreciation (depreciation) of investments	(5,025,218)	12,822,189
Net increase in net assets resulting from operations	5,181,213	19,856,140

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid*
Class I	(4,738,226)	—
From net realized gains:
Class I	—	(3,967,071)
From net investment income:
Class I	—	(1,132,392)
Net decrease in net assets resulting from distributions to shareholders	(4,738,226)	(5,099,463)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	52,988,193	78,936,162
Net asset value of shares issued in reinvestment of distributions:
Class I	631,442	513,292
Payments for shares redeemed:
Class I	(49,534,700)	(11,300,730)
Net increase in net assets resulting from shares of beneficial interest	4,084,935	68,148,724

TOTAL INCREASE IN NET ASSETS	4,527,922	82,905,401

NET ASSETS
Beginning of Year	232,167,182	149,261,781
End of Year**	$236,695,104	$232,167,182

SHARE ACTIVITY
Class I:
Shares sold	4,468,010	6,771,841
Shares reinvested	55,438	43,098
Shares redeemed	(4,209,816)	(968,259)
Net increase in shares of beneficial interest outstanding	313,632	5,846,680

*	Distributions from net investment income and net realized capital gains are combined for the year ended February 28, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The distributions to shareholders for the year ended February 28, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes undistributed net investment income of $424,587 as of February 28, 2018.

See accompanying notes to financial statements.

WOA All Asset 1
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For The	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015
Net asset value, beginning of year	$11.90	$10.93	$9.67	$10.84	$11.05
Activity from investment operations:
Net investment income (1)(4)	0.14	0.09	0.09	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.12	1.15	1.25	(1.17)	0.08
Total from investment operations	0.26	1.24	1.34	(1.09)	0.21
Less distributions from:
Net investment income	(0.12)	(0.06)	(0.08)	(0.08)	(0.19)
Net realized gains	(0.10)	(0.21)	—	—	(0.23)
Total distributions	(0.22)	(0.27)	(0.08)	(0.08)	(0.42)
Net asset value, end of year	$11.94	$11.90	$10.93	$9.67	$10.84
Total return (2)	2.30%	11.39%	13.87%	(10.06)%	1.95%
Net assets, at end of year (000s)	$236,695	$232,167	$149,262	$121,707	$120,366
Ratio of net expenses to average net assets (3)	1.20%	1.21%	1.25%	1.27%	1.26%
Ratio of net investment income to average net assets (3)(4)	1.19%	0.80%	0.83%	0.80%	1.20%
Portfolio Turnover Rate	139%	75%	162%	176%	339%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualize

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS
February 28, 2019

1.	ORGANIZATION

The WOA All Asset I Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Fund seeks maximum total returns, which consists of capital appreciation and current income. The Fund commenced operations on April 24, 2012.

The Fund currently offers one class of shares, the Class I shares. Class I shares are offered at net asset value without an initial sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2019

as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third-party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2019

The Fund utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$226,403,445	$—	$—	$226,403,445
Mutual Fund	9,511,205	—	—	9,511,205
Short-Term Investment	966,975	—	—	966,975
Total	$236,881,625	$—	$—	$236,881,625

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2019

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s February 28, 2016 to February 28, 2018 tax returns or expected to be taken in the Fund’s February 28, 2019 year-end tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal and Nebraska, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2019

3.	INVESTMENT TRANSACTIONS

For the year ended February 28, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $347,047,697 and $338,264,600 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Water Oak Advisors, LLC (the “Fund Manager”) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets. For the year ended February 28, 2019, the Fund incurred $2,466,650 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until June 30, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50%.

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and any Funds operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund’s operating expenses to exceed the respective expense limitation. If any Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of February 28, 2019, there were no previously waived fees or reimbursed expenses available for recapture.

Distributor – The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares. Currently, the Fund’s Class I shares annual rate is calculated at 0.03% of the average daily net assets. The Fund will pay Northern Lights Distributors, LLC (the “Distributor”), to

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2019

provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended February 28, 2019, the Fund incurred distribution fees of $74,000 for Class I shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	February 28, 2019	February 28, 2018
Ordinary Income	$5,056,628	$4,482,406
Long-Term Capital Gain	575,236	740,096
	$5,631,864	$5,222,502

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2019

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The WOA All Asset I Fund utilized equalization in the amount of $893,638 which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the period ended February 28, 2019. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of February 28, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$3,075,619	$2,300,305	$—	$—	$—	$15,414,537	$20,790,461

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gains on investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the reclass of Fund distributions due to Equalization and tax adjustments for non-deductible expenses resulted in reclassifications for the Fund for the fiscal year ended February 28, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$881,327	$(881,327)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$221,467,088	$15,701,111	$(286,574)	$15,414,537

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the iShares 1-3 Year Treasury Bond ETF (“iShares”). iShares is registered under the 1940 Act as open-end management investment companies. The Fund may redeem its investment in iShares at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of iShares. The financial statements of iShares, including their portfolios of investments, can be found at the Securities and Exchange Commission's website, www.sec.gov, and should be read in conjunction with the Fund's financial statements. As of February 28, 2019 the percentage of the Fund's net assets invested in iShares 1-3 Year Treasury Bond ETF was 30.9%.

WOA All Asset I
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2019

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund adopted early.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

of Northern Lights Fund Trust II and

Shareholders of WOA All Asset I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of WOA All Asset I Fund (the “Fund”), a series of Northern Lights Fund Trust II, including the portfolio of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 26 , 2019

WOA All Asset I
EXPENSE EXAMPLES (Unaudited)
February 28, 2019

As a shareholder of WOA All Asset I, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2018 through February 28, 2019.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period**
	9/1/18	2/28/19	9/1/18– 2/28/19	9/1/18– 2/28/19
Actual - Class I	$1,000.00	$999.50	$6.00	1.21%

	Beginning Account	Ending	Expenses Paid	Expense Ratio
	Value	Account Value	During Period*	During Period**
	9/1/18	2/28/19	9/1/18– 2/28/19	9/1/18– 2/28/19
Hypothetical - Class I	$1,000.00	$1,018.79	$6.06	1.21%
(5% return before expenses)

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

WOA All Asset I
SUPPLEMENTAL INFORMATION (Unaudited)
February 28, 2019

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 22-23, 2019, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of WOA All Asset I (“WOA All Asset”) and Water Oak Advisors, LLC (“Water Oak”) (the “WOA Advisory Agreement”).

Based on their evaluation of the information provided by Water Oak, in conjunction with the WOA All Asset’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the WOA Advisory Agreement with respect to WOA All Asset.

In advance of the Meeting, the Board requested and received materials to assist them in considering the WOA Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the WOA Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the WOA Advisory Agreement and comparative information relating to the advisory fee and other expenses of WOA All Asset. The materials also included due diligence materials relating to Water Oak (including due diligence questionnaires completed by Water Oak, select financial information of Water Oak, bibliographic information regarding Water Oak’s key management and investment advisory personnel, and comparative fee information relating to WOA All Asset) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the WOA Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the WOA Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the WOA Advisory Agreement. In considering the renewal of the WOA Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Water Oak related to the proposed renewal of the WOA Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, and a review of the professional personnel performing services for Water Oak, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of Water Oaks research capabilities, the quality of Water Oak’s compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Water Oak with respect to a series of important questions, including: whether Water Oak was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of WOA All Asset; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with WOA All Asset’s investment limitations, discussed compliance procedures with WOA

WOA All Asset I
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
February 28, 2019

All Asset’s CCO and noted that the CCO of Water Oak would continually review the portfolio managers’ performance of their duties to ensure compliance under Water Oak’s compliance program. The Board reviewed the information provided on the practices for monitoring compliance with Water Oak’s investment limitations and discussed Water Oak’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Water Oak’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted Water Oak’s representation that the prospectus and statement of additional information for WOA All Asset accurately describe the investment strategies of WOA All Asset. The Board then reviewed the capitalization of Water Oak based on financial information provided by and representations made by Water Oak and concluded that Water Oak was sufficiently well-capitalized, or its principals had the ability to make additional contributions in order to meet its obligations to WOA All Asset. The Board noted that WOA All Asset was used only for Water Oaks’ internal clients and that Water Oak used third party research signals received monthly to assist in implementing WOA All Asset’s investment objectives. Additionally, the Board noted that Water Oak reviewed and tested any signals prior to implementation to ensure transaction are compliant and further WOA All Asset’s investment objective. The Board concluded that Water Oak had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the WOA Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Water Oak to WOA All Asset were satisfactory.

Performance. The Board discussed the reports prepared by Broad ridge and reviewed the performance of WOA All Asset as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods as of December 31, 2018 noting that WOA All Asset outperformed its peer group median, Morningstar category median and benchmark for the one year period while outperforming its peer group median and Morningstar category median but underperforming its benchmark for the three year period . The Board further noted that WOA All Asset outperformed its Morningstar category median but underperformed both its peer group median and benchmark for the five year period while underperforming its peer group median, Morningstar category median and benchmark for the since inception period. The Board discussed the underperformance of WOA All Asset versus its benchmark, the MSCI ACWI NR USD Index, for the three, five and since inception periods noting that WOA All Asset had changed investment strategies and its benchmark on September 1, 2013. While WOA All Asset underperformed its benchmark for most periods ended December 31, 2018, the Board concluded that recent performance was acceptable and that the current strategy was expected to benefit WOA All Asset and its shareholders in the long-term. The Board noted that WOA All Asset may have performed better had it not been so heavily invested in cash and fixed income versus its peer group and Morningstar category funds. After discussion, the Board concluded that past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services to be provided by Water Oak, the Board reviewed and discussed WOA All Asset’s advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that the 1.00% advisory fee for WOA All Asset was the same as the peer group median of 1.00% and similar to the Morningstar category median for the tactical allocation category. The Board reviewed the contractual expense limitation arrangements for WOA All Asset, and noted Water Oak’s commitment to waive or limit its advisory fee and/or reimburse expenses at least until June 30, 2020 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.50% of WOA All Asset’s average net assets and found such arrangements to be in line with its peers. The Board also noted earlier discussions with the representatives of Water Oak regarding Water Oak’s interest in possibly either adding a break point or reducing the advisory fee in the future. The Board also noted Water Oak’s proposal to eliminate the 12b-

WOA All Asset I
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
February 28, 2019

1 fee this year. The Board concluded that based on Water Oak’s experience, expertise and services to WOA All Asset, the advisory fee charged by Water Oak was not unreasonable.

Profitability. The Board also considered the level of profit that could be expected to accrue to Water Oak with respect to WOA All Asset based on the profitability report and analysis reviewed by the Board and the selected financial information of Water Oak provided by Water Oak. After review and discussion, the Board concluded that based on the services provided by Water Oak and the current assets of WOA All Asset, that the profits from Water Oak’s relationship with WOA All Asset were not excessive.

Economies of Scale. As to the extent to which WOA All Asset would realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of its shareholders, the Board discussed the current size of WOA All Asset, Water Oak’s expectations for growth of WOA All Asset, and concluded that any additional material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the WOA Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Water Oak as the Trustees believed to be reasonably necessary to evaluate the terms of the WOA Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the WOA Advisory Agreement, (a) the terms of the WOA Advisory Agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) the WOA Advisory Agreement is in the best interests of WOA All Asset and its shareholders. In considering the renewal of the WOA Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the WOA Advisory Agreement was in the best interest of WOA All Asset and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the WOA Advisory Agreement.

WOA All Asset I
SUPPLEMENTAL INFORMATION (Unaudited)
February 28, 2019

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

WOA All Asset I
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
February 28, 2019

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019), President, Gemini Fund Services, LLC (2012 - 2019).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his prior affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of February 28, 2019, the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7935.

Privacy Policy

Rev. February 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

The Ultimus Group Management, Inc.

The Ultimus Group Employee, LLC

The Ultimus Group, LLC (f/k/a GTCR Celtic Acquisition, LLC)

The Ultimus Group Intermediate, LLC (f/k/a Gemini Holdco, LLC)

The Ultimus Group Midco, LLC (f/k/a Gemini Midco, LLC)

Ultimus Holdings, LLC

Ultimus Intermediary, LLC

Ultimus Fund Solutions, LLC

Ultimus Fund Distributors, LLC

Ultimus Asset Services, LLC

Unified Financial Securities, LLC

Ultimus Private Fund Solutions, LLC

Blu Giant, LLC

Gemini Fund Services, LLC

Gemini Alternative Funds, LLC

Gemini Hedge Fund Services, LLC

Northern Lights Compliance Services, LL

Northern Lights Distributors, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended February 28 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7935 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7935.

INVESTMENT ADVISOR
Water Oak Advisors, LLC
145 Lincoln Avenue, Suite A
Winter Park, Florida 32789

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $13,800

2018 - $13,400

(b)	Audit-Related Fees

2019 - None

2018 – None

(c)	Tax Fees

2019 – $ 2,800

2018 – $ 2,700

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $ 2,800

2018 - $ 2,700

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/8/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/ Treasurer

Date 5/8/19